                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 31, 2005
                                                         ----------------

                            MILESTONE SCIENTIFIC INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                  001-14053                  13-3545623
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(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE             (IRS EMPLOYER
         INCORPORATION)                NUMBER)               IDENTIFICATION NO.)

220 SOUTH ORANGE AVENUE, LIVINGSTON CORPORATE PARK, LIVINGSTON, NEW JERSEY 07034
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 535-2717
                                                           --------------

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8:01: OTHER EVENTS

         On October 31, 2005, Milestone Scientific Inc. entered into a non-monetary Stipulation and Order which: a) dismissed with prejudice the trade dress claims filed by Milestone and others against Telebrands Corporation and others; and b) dismissed with prejudice the false advertising claims filed by
Telebrands Corporation against Milestone Scientific and others involving the
Ionic White tooth-whitening product, and the distributor of the Ionic White product agreed to remove certain claims from the packaging of the product.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MILESTONE SCIENTIFIC INC.

                                        By: /s/ Leonard Osser
                                            ------------------------------------
                                            Leonard Osser
                                            Chairman and Chief Executive Officer

Dated: November 1, 2005